UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934

_____________________

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☐	Soliciting Material Pursuant to § 240.14a-12

Greenland Technologies Holding Corporation

(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GREENLAND TECHNOLOGIES HOLDING CORPORATION

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
To be Held Virtually on December 20, 2021, at 9:30 a.m. EST

To the Shareholders of Greenland Technologies Holding Corporation:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Greenland Technologies Holding Corporation, a British Virgin Islands company (the “Company”) for use at the 2021 annual meeting of shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held virtually on December 20, 2021, at 9:30 a.m. EST. To proactively deal with the impact of COVID-19 and to mitigate risks to the Company’s shareholders, employees and other stakeholders, the Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location. Inside this document, you can find important information and detailed instructions about how to participate in the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2021. Beneficial shareholders who hold their ordinary shares of the Company through a broker, investment dealer, bank, trust corporation, custodian, nominee or other intermediary who have not duly appointed themselves as proxyholder will be able to attend as guest and view the webcast, but will not be able to participate in or vote at the Meeting.

The Meeting and any or all adjournments thereof will be held to consider and vote upon the following purposes:

1.      To elect Peter Zuguang Wang and Frank Shen (the “Director Nominees”) to serve as a Class II director until the annual shareholders meeting in 2023 and until their successors are duly elected and qualified and to appoint Peter Zuguang Wang to serve as the chairman of the board of directors;

2.      To ratify the appointment of WWC Professional Corporation (“WWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.      To authorize and approve the Company’s 2021 Equity Incentive Plan, (the “Plan” or the “2021 Equity Incentive Plan”); and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s ordinary shares at the close of business on November 5, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important, regardless of the number of ordinary shares you own. Shareholders who are unable to attend the Meeting or any adjournment thereof and who wish to ensure that their Ordinary Shares will be voted are requested to complete, date and sign the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement accompanying this Notice and (i) vote it online at www.proxyvote.com, (ii) vote it by phone at 1-800-690-6903, or (iii) mail it or deposit it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

A complete list of shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about December 1, 2021.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By order of the Board,
/s/ Raymond Z. Wang
Raymond Z. Wang
Chief Executive Officer and President
December 1, 2021

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held Virtually on December 20, 2021 9:30 a.m. EST

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

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Page
ANNEXES

Annex A Greenland Technologies Holding Corporation 2021 Equity Incentive Plan	A-1
Annex B Form of Proxy Card to be Mailed to Shareholders of Greenland Technologies Holding Corporation	B-1

ii

GREENLAND TECHNOLOGIES HOLDING CORPORATION
PROXY STATEMENT

2021 ANNUAL MEETING OF SHAREHOLDERS
to be held virtually on December 20, 2021, at 9:30 a.m. EST
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the board of directors (the “Board”) of Greenland Technologies Holding Corporation (the “Company”, “us”, “we” or “our”)would like you, as a shareholder, to vote at the annual meeting of shareholders (the “Meeting”), which will take place on December 20, 2021, at 9:30 a.m. EST. The Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location.

The Meeting and any adjournment thereof for the purposes set forth in the notice of meeting enclosed in this proxy statement will be held on December 20, 2021 at 9:30 a.m. EST as a virtual only Meeting via live audio webcast online at: www.virtualshareholdermeeting.com/GTEC2021.

Shareholders are being asked to consider and vote upon proposals to (i) elect the Zuguang Wang and Frank Shen (the “Director Nominees”) to the serve as a Class II director of the Company until the annual shareholders meeting in 2023 and until their successors are duly elected and qualified and to appoint Peter Zuguang Wang to serve as the chairman of the Board, (ii) ratify the appointment of WWC Professional Corporation (“WWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approve the Company’s 2021 Equity Incentive Plan (the “Plan” or the “2021 Equity Incentive Plan”), and (iv) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at this Meeting?

Shareholders who owned ordinary shares of the Company on November 5, 2021 (the “Record Date”) may attend and vote at the Meeting. There were 11,329,530 ordinary shares outstanding on the Record Date. All ordinary shares shall have one vote per share. Information about the ownership of our directors, executive officers and significant shareholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 12 of this proxy statement.

What is the proxy card?

The card enables you to appoint Raymond Z. Wang, the Company’s chief executive officer and Jing Jin, the Company’s chief financial officer as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2, No. 3, and No. 4.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer& Trust Company, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote at the Meeting.

How do I vote?

If you were a shareholder of record of the Company’s ordinary shares on the Record Date, you may vote electronically at the Meeting or by submitting a proxy. Each ordinary share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR each nominee for director;

•        FOR the appointment of WWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

•        FOR the approval of the 2021 Equity Incentive Plan; and

•        According to the best judgment of the Company’s Chief Executive Officer and Chairman if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote online at proxyvote.com.

(3) You may vote by telephone at 1-800-690-6903.

(4) You may vote electronically at the Meeting by following the instructions available on the Meeting website www.virtualshareholdermeeting.com/GTEC2021.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or

•        attending the Meeting and voting electronically.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote at the Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify the appointment of WWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021?

The proposal to ratify the appointment of WWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of ordinary shares entitled to vote.

How many votes are required to ratify and approve the Company’s 2021 Equity Incentive Plan?

The proposal to ratify and approve the Company’s 2021 Equity Incentive Plan, requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512 with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a shareholder of Greenland Technologies Holding Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 20, 2021, and any adjournment or postponement thereof. This proxy statement is first being furnished to shareholders on or about December 1, 2021. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held virtually on December 20, 2021, at 9:30 a.m. EST, or such other date, time and place to which the Meeting may be adjourned or postponed. Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2021.

Purpose of the Meeting

At the Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.      To elect Peter Zuguang Wang and Frank Shen to serve as a Class II director until the annual shareholders meeting in 2023 and until their successors are duly elected and qualified and to appoint Peter Zuguang Wang to serve as the chairman of the board of directors;

2.      To ratify the appointment of WWC Professional Corporation as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.      To authorize and approve the Company’s 2021 Equity Incentive Plan; and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on November 5, 2021, as the record date for the determination of the outstanding ordinary shares entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 11,329,530 ordinary shares outstanding. Each ordinary share entitles the holder thereof to one vote. Accordingly, a total of 11,329,530 votes may be cast at the Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the ordinary shares outstanding and entitled to vote at the Meeting vote at the Meeting or are represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of a plurality of the ordinary shares represented at the Meeting or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (ratification of the appointment of WWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021) requires the affirmative vote of the majority of the shares present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 3 (approval of the Company’s 2021 Equity Incentive Plan) requires the affirmative vote of the majority of the shares present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Greenland Technologies Holding Corporation, 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting electronically.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of our Amended and Restated Memorandum of Association and Articles of Association provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512. The Company’s telephone number at such address is 1 (888) 827-4832.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Position
Peter Zuguang Wang(1)	67	Chairman of the Board and Director
Frank Shen(1)	52	Independent Director

____________

(1)      Class II director

Information Regarding the Company’s Directors and Director Nominees

Nominee for Class II Director Whose Term Expires at the Annual Shareholder Meeting in 2023

Mr. Peter Zuguang Wang has served as the chairman of the Board since October 24, 2019. In addition, Mr. Wang has served as Zhongchai Holding’s sole director since its inception in April 2009. He has also served as the Chief Executive Officer of Cenntro Automotive Group, a Company that designs and manufactures all-electric utility vehicles for sale in the United States, Europe and PRC, since February 2014. Mr. Wang co-founded UTStarcom in 1990 and was its Executive Vice President until August 30, 1995. From August 1995 to December 2000, Mr. Wang was the Chairman and Chief Executive Officer of World Communication Group, an international telecommunication Company. From December 2000 to August 2009, Mr. Wang was the Chairman and Chief Executive Officer of PRC Quantum Communication Limited (later known as Techedge, Inc. and PRC Biopharma, Inc.), a telecommunication services Company. Previously, Mr. Wang worked at AT&T Bell Labs and Racal-Milgo Information System. Mr. Wang was also the Co-Chairman of Business Advisory Council of the National Republican Congressional Committee during the period of 1994 to 1995. Mr. Wang earned his dual Bachelor of Science degrees in Mathematics and Computer Science and Master of Science degree in Electrical Engineering from the University of Illinois at Urbana-Champaign. Mr. Wang received a Master of Business Administration degree in Marketing from Nova Southeastern University.

Mr. Frank Shen has served as our independent director since December 2020. Mr. Shen has more than 20 years of research and development and operation experience in telecommunication and networking technology. Since 2006, he serves as the founder and CEO of Eastern international, an export trading company that specializes in the shipment of wastes and recycling materials from America manufacturing companies to China. Since 2010, Mr. Shen also served in many non-profit organizations and community service groups. Mr. Shen serves as the president of New Jersey Chinese Computer Professionals Society, the principal of HUAXIA Chinese school. Mr. Shen received his bachelor degree in Electrical & Computer Engineering and his master of telecommunication from Zhejiang University.

Class I Directors Whose Term Expires at the Annual Shareholder Meeting in 2022

Name	Age	Position
Ming Zhao(1)(4)	45	Independent Director
Charles Athle Nelson(1)(2)(3)(4)	68	Independent Director
Everett Xiaolin Wang(2)(3)(4)	60	Independent Director

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class I director

Mr. Ming Zhao has served as our independent director since December 2020. Mr. Zhao has served as the chief financial officer at China Jo-Jo Drugstores Inc (Nasdaq: CJJD) since August 2011. From December 2006 through August 2011, Mr. Ming Zhao served as a senior auditor at Sherb & Co., LLP. From January through June 2003, Mr. Zhao served as a financial analyst at Microsoft Corporation. Mr. Zhao is a licensed certified public accountant. He received his bachelor’s degree in accounting from Central University of Finance and Economic in Beijing in July 1999 and his master’s degree in professional accounting from the University of Washington in December 2002.

Mr. Charles Athle Nelson has served as our independent director since December 2020. Mr. Nelson has been active in the capital markets for the past 35 years. He began his financial career as a market representative with American International Group and in 1979 joined Dean Witter Reynolds as a Financial Advisor, working with high net worth and institutional clients. In 1980, he joined Drexel Burnham and Lambert, and subsequently, at Ladenberg, Thalmann and then at Auerbach Pollack and Richardson originated equity and investment banking transactions. Over the last 20 years, Mr. Nelson has been involved with financing companies in the fintech, healthcare and bio-pharma spaces through private equity and public financing including listings on the Nasdaq and the NYSE. Mr. Nelson holds a Bachelor in Arts degree from Villanova University and an MBA from Rutgers University.

Mr. Everett Xiaolin Wang has served as our independent director since October 24, 2019. Dr. Wang serves as a professor at School of Information Engineering of Guangdong University of Technology in Guangdong, PRC and a distinguished professor under the University 100 Talents Plan. He has served as session or local chairs of IEEE International Conference in 2013, 2015, 2016 and 2018. Since 2014, he has been reviewer for IEEE Transaction on Intelligent Transportation Systems, as well as Journal of Nonlinear Dynamics. From October 1993 to June 2006, Dr. Wang worked as an engineer at Intel Corporation and was responsible for stress modelling, quantum tunnelling, quantum size effect, 3D mesh generation, hydrodynamic simulation, Monte Carlo modelling and photonic IC design. Dr. Wang received his Bachelor of Science degree in Physics from Peking University, his Master of Science degree in Theoretical Physics from Institute of Theoretical Physics, Academy of Sciences of PRC and his Ph.D. degree from the University of Texas at Austin in Electrical and Computer Engineering.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Ming Zhao, Everett Xiaolin Wang, Frank Shen and Charles Athle Nelson are “independent directors” as defined by Nasdaq.

Committees of the Board

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Mr. Ming Zhao, Mr. Frank Shen and Mr. Charles Athle Nelson serve as members of our audit committee. Mr. Ming Zhao serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Mr. Ming Zhao, Mr. Frank Shen and Mr. Charles Athle Nelson are independent. Each member of the audit committee is financially literate and our Board has determined that Mr. Zhao qualifies as an “audit committee financial expert” as defined in applicable SEC rules. In the fiscal year ended December 31, 2020, our audit committee held one meeting.

We have adopted and approved a charter for the audit committee. In accordance with our audit committee charter, our audit committee shall perform several functions, including:

•        Selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        Helping to ensure the independence and performance of the independent registered public accounting firm;

•        Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        Reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        Reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;

•        Reviewing related person transactions; and

•        Approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Compensation Committee

Mr. Everett Xiaolin Wang, Mr. Frank Shen and Mr. Charles Athle Nelson are members of our Compensation Committee and Mr. Charles Athle Nelson serves as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. In the fiscal year ended December 31, 2020, our compensation committee held one meeting.

Nominating and Governance Committee

Mr. Everett Xiaolin Wang, Mr. Frank Shen and Mr. Charles Athle Nelson are the members of our Nominating and Governance Committee where Mr. Frank Shen serves as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the Board for consideration and review our corporate governance policies. In the fiscal year ended December 31, 2020, our nominating and governance committee held one meeting.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and Nasdaq rules.

Family Relationships

Mr. Peter Zuguang Wang and Mr. Raymond Z. Wang are father and son, respectively. None of our other directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of shareholders are heard by the Board, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our directors in 2020.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Peter Zuguang Wang	$—	—	—	—	—
Frank Shen	$—	—	—	—	—
Ming Zhao	$—	—	—	—	—
Everett Xiaolin Wang	$—	—	—	—	—
Charles Athle Nelson	$—	—	—	—	—

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Raymond Z. Wang	37	Chief Executive Officer and President
Jing Jin	37	Chief Financial Officer
Lei Chen	61	Chief Scientist

Mr. Raymond Z. Wang has served as our Chief Executive Officer and President since October 24, 2019. Mr. Wang serves as Vice Chairman of the board of ONE Project, a non-profit organization that unifies local communities to collectively tackle social issues such as hunger. He has also served as the Chief Executive Officer of Zhongchai Holding since April 2019. From November 2017 to March 2019, Mr. Wang was the President of Devirra Corporation, a warehousing management and logistic Company. From August 2007 to July 2017, Mr. Wang worked as the Vice President at Bank of America Merrill Lynch, developing a client acquisition channel for an online platform. From December 2005 to March 2007, Mr. Wang served as the Financial Advisor at Cowan Financial Group, a full-service financial planning and consulting firm, in New York. Mr. Wang received his Bachelor’s degree in Economics from Rutgers University.

Mr. Jing Jin has served as our Chief Financial Officer since October 24, 2019. He has also served as the Chief Financial Officer of Zhongchai Holding since August 2019. Prior to that, Mr. Jin served as the Chief Financial Officer of Tantech Holdings Ltd. (Nasdaq: TANH), a manufacturer of bamboo-based charcoal products in the PRC, from May 2016 to June 2019. From January 2014 to February 2015, Mr. Jin served as Senior Adviser for AAIC (Shanghai) Co., Ltd., a consulting Company in the PRC, responsible for overseeing M&A transactions. From September 2011 to November 2013, he worked as a senior financial adviser in CanAccess Int’l Financial Consultants Ltd. in Vancouver, Canada, responsible for small-medium enterprises’ financing both in private and public sectors. From December 2008 to August 2011, Mr. Jin was an audit associate at MaloneBailey LLP, an accounting firm, in its offices in Canada and the PRC. Mr. Jin graduated from Simon Fraser University in June 2008 in Burnaby, Canada with a Bachelor of Business Administration degree.

Mr. Lei Chen has served as our Chief Scientist since October 24, 2019. He has also served as the Chief Scientist of Zhongchai Holding since April 2019. Prior to that, he was the Chief Scientist of Cenntro Automotive Group from July 2016 to March 2019 and responsible for technology development. Prior to that, Dr. Chen was a development consultant to Pinnacle Engines, Inc., a technology Company specializing in four-stroke engines from July 2013 to January 2016. He served as a Vice President of KLD Energy Technologies, Inc., a Company that develops sustainable propulsion technologies for the electric vehicle markets, and was in charge of the research and development of electrical motors from June 2009 to July 2013. He also founded GOTOAUTO.COM, a data engine software Company, and served as its Chief Technology Officer from March 1999 to September 2002. Prior to that, he was the principal consultant to

E2 Capital Partners, a marketing consulting Company, from 1996 to 1999, and a sales director of PcBX Systems, Inc., a technology Company with PC based-PBX products, from 1994 to 1995. Dr. Chen has a Ph.D. in Physics from the University of Texas at Austin and a bachelor’s degree in Physics from Shandong University in the PRC.

Summary Compensation Table

Greenland Technologies Holding Corporation is a “smaller reporting company” under the rules promulgated by the SEC and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Raymond Z. Wang, Chief Executive Officer and President(1)	2020	145,000	—	69,000	—	—	—	—	214,000

Jing Jin, Chief Financial Officer(2)	2020	72,000	—	135,000	—	—	—	—	207,000

Lei Chen, Chief Scientist(3)	2020	—	—	—	—	—	—	—	—

____________

(1)      Mr. Wang has served as the Chief Executive Officer and President of the Company since October 24, 2019.

(2)      Mr. Jin has served as the Chief Financial Officer of the Company since October 24, 2019.

(3)      Mr. Chen has served as the Chief Scientist of the Company since October 24, 2019.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

On October 24, 2019, the Company entered into employment agreements (each an “Employment Agreement,” collectively, the “Employment Agreements”) with Mr. Raymond Z. Wang, Mr. Jing Jin, and Mr. Lei Chen (each an “Officer,” collectively, “Officers”), all of which are filed as exhibits to the Form 8-K (File No. 001-38605) the Company filed with the SEC on October 30, 2019.

Under the Employment Agreements, each Officer is employed for a specific period. We may terminate the employment with any Officer for cause, at any time, without advance notice or remuneration, for certain acts of the Officer, including, but not limited to, conviction or plea of guilty to a crime, gross negligence, dishonest act that has caused detriment to the Company, or a failure to perform agreed duties. The Company may terminate the employment with the Officer without cause, at any time, upon one-month prior written notice. Upon termination without cause, the Company shall provide certain severance payments and benefits to the executive specified in the Employment Agreements. The Officer may terminate the Employment at any time with a one-month prior written notice to the Company, if (1) there is a material reduction in the Officer’s authority, duties and responsibilities, or (2) there is a material reduction in the Officer’s annual salary.

Each of the Officers agreed, at all times during the term of the employment and after his termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without prior written consent of the Company, any confidential information defined therein.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, during fiscal year ended December 31, 2020, all Section 16(a) filings applicable to officers, directors and greater than 10% shareholders were made on time, expect for a late Form 4 filing by Mr. Jing Jin with respect to the share award of 135,000 ordinary shares of the Company he received on November 10, 2020.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date by our officers, directors and 5% or greater beneficial owners of ordinary shares. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Class of Shares	Directors and named Executive Officers**†	Amount Beneficially Owned on Record Date[1]	Percent of Class Owned on Record Date
Ordinary Shares	Peter Zuguang Wang(1)	6,734,449	59.44%
Ordinary Shares	Raymond Z. Wang	120,000	1.06%
Ordinary Shares	Jing Jin	—	—
Ordinary Shares	Lei Chen	—	—
Ordinary Shares	Everett Xiaolin Wang	2,500	*
Ordinary Shares	Frank Shen	2,500	*
Ordinary Shares	Charles Athle Nelson	2,500	*
Ordinary Shares	Ming Zhao	2,500	*
Ordinary Shares	All Directors and executive officers as a group (8 persons)	6,864,449	60.59%
	5% Security Holders
	Peter Zuguang Wang and his affiliated entity(1)	6,734,449	59.44%

____________

*        Aggregate number of shares accounts for less than 1% of our total ordinary shares outstanding as of the Record Date.

**      Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

†        The business address of such individual is 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, PRC, 311122.

(1)      Represents 2,500 ordinary shares directly owned by Peter Zuguang Wang and 6,731,949 ordinary shares held by Cenntro Holding Limited, a company incorporated in Hong Kong and wholly owned by Peter Zuguang Wang.

Certain Relationships and Related Transactions

Names and Relationship of Related Parties:

Existing Relationship with the Company
Sinomachinery Holding Limited	Under common control of Peter Zuguang Wang
Cenntro Holding Limited	Controlling shareholder of the Company
Zhejiang Kangchen Biotechnology Co., Ltd.	Under common control of Peter Zuguang Wang
Cenntro Smart Manufacturing Tech. Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Machinery Co., Ltd.	Under common control of Peter Zuguang Wang
Jiuxin Investment Management Partnership (LP)	Under control of Mr. Mengxing He, the General Manger and one of the directors of Zhejiang Zhongchai

Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	Under common control of Peter Zuguang Wang
Peter Zuguang Wang	Chairman of the Company
Hangzhou Jiuru Economic Information Consulting Co. Ltd	One of the directors of Hengyu
Xinchang County Jiuxin Investment Management Partnership (LP)	10.53% shareholder of Zhejiang Zhongchai Machinery Co., Ltd., our indirect subsidiary

Summary of Balances with Related Parties

Due to related parties

As of December 31, 2020, we had overpayment from Sinomachinery Holding Limited for certain purchase order in the amount of $1,775,869.

As of December 31, 2020, our temporary borrowings due to Zhejiang Kangchen Biotechnology Co., Ltd. was $64,505.

As of December 31, 2020, we had unpaid balance for purchasing materials and equipment and temporary borrowings from Zhejiang Zhonggong Machinery Co., Ltd. in the aggregate amount of $538,166.

As of December 31, 2020, we had prepayment from Cenntro Smart Manufacturing Tech. Co., Ltd. in the amount of $3,602.

As of December 31, 2020, our temporary borrowings due to Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership) was $514,365.

As of December 31, 2020, we had borrowings due to Cenntro Holding Limited in the amount of $1,591,627, due to Mr. Peter Zuguang Wang in the amount of $25,000, due to Xinchang County Jiuxin Investment Management Partnership (LP) in the amount of $4,347,985, and due to Hangzhou Jiuru Economic Information Consulting Co. Ltd. in the amount of $190,000.

Due from related parties

As of December 31, 2020, the amount due from Cenntro Holding Limited was $38,535,171. We expect the amount due from Cenntro Holding Limited to be paid back on or about April 27, 2022, as mutually agreed by the Company and Cenntro Holding Limited, for an extension of repayment from the end of October 2020 in accordance with the original maturity date.

Related Party Funds Lending

A summary of funds lending with related parties for the year ended December 31, 2020 is listed below:

For the year ended December 31, 2020
Withdraw funds from related parties:
Zhejiang Zhonggong Machinery Co., Ltd.	$646,926
Cenntro Holding Limited	$251,973
Xinchang County Jiuxin Investment Management Partnership (LP)	$435,249
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	$79,796
Peter Wang	$25,000
Greenland Asset Management Corporation	$70,000
For the year ended December 31, 2020
Deposit funds with related parties:
Zhejiang Zhonggong Machinery Co., Ltd.	$594,841
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	$43,525
Greenland Asset Management Corporation	$70,000

Related Party Dividend Payment

For the year ended December 31, 2020, we paid dividend in the amount of $1,517,173 to Xinchang County Jiuxin Investment Management Partnership (LP).

PROPOSAL NO. 2 — RATIFICTION OF THE APPOINTMENT OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In the event our shareholders fail to ratify the appointment, the audit committee and the board of directors may reconsider this appointment.

We have been advised by WWC that neither of the firm nor any of its respective associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of WWC are not expected to attend the Meeting and therefore are not expected to be available to respond to any questions. As a result, representatives of WWC will not make a statement at the Meeting.

Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by external accounting firms and auditing firms for the audit of our consolidated financial statements for the years ended December 31, 2020 and 2019 and fees billed for other services rendered in each year.

WWC Professional Corporation

Types of Fees	2020	2019
Audit fees(1)	$300,000	$379,303
Audit-related fees(2)	30,000	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$330,000	$379,303

____________

(1)      Audit fees consist of fees for the audit of our annual financial statements or services that are normally provided in connection with statutory and regulatory annual and quarterly filings or engagements..

(2)      Audit-related fees consist of fees for accounting, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as Audit Fees.

(3)      Tax fees consist of fees for tax compliance services, tax advice and tax planning.

(4)      Any other fees not included in Audit Fees, Audit-Related Fees, or Tax Fees.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The audit committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimis exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the audit committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimis exceptions.

The audit committee of our Board has established its pre-approval policies and procedures, pursuant to which the audit committee approved the foregoing audit, tax and non-audit services provided by BDO in 2019 and 2020 and by WWC in 2020. Consistent with the audit committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the audit committee. The full audit committee approves proposed services and fee estimates for these services. One or more independent directors serving on the audit committee may be delegated by the full audit committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full audit committee at its next scheduled meeting. Pursuant to these procedures, the audit committee approved the foregoing audit services provided by BDO and WWC.

Vote Required

Proposal No. 2 (the ratification of the appointment of WWC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of Ordinary Shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of WWC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2021, as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the audit committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The audit committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2020 for filing with the SEC.

Ming Zhao

Frank Shen

Charles Athle Nelson

The information contained in this proxy statement with respect to the audit committee’s report above and the independence of the members of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO. 3 — APPROVAL OF 2021 EQUITY INCENTIVE PLAN

The Board has declared advisable, adopted and is submitting for shareholder approval, the Company’s 2021 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of our Ordinary Shares.

If approved by the Company’s shareholders, the Plan will be effective as of the date that the Board approves the Plan. Capitalized terms used but not defined in this Proposal No. 3 shall have the meaning ascribed to them in the Plan, a copy of which is attached hereto as Annex A. The following description is qualified in its entirety by reference to the Plan.

Description of the Plan

Administration.    Our board of directors will administer the Plan. The board of directors may appoint a committee as the administrator of the Plan in accordance with applicable laws. The board of directors will have the authority to determine the terms and conditions of any agreements evidencing any Awards granted under the Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. Our Compensation Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable.

Eligibility.    Current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the Plan.

Number of Shares Authorized.    The Plan provides for an aggregate of 1,000,000 ordinary shares to be available for awards, which amount is subject to automatic increase by a certain amount each calendar year pursuant to the terms of the Plan. If an award is forfeited, the ordinary shares subject to such award will again be made available for future grant. Ordinary shares that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

Each ordinary share subject to an Option or Share Appreciation Right will reduce the number of ordinary shares available for issuance by one share, and each ordinary share underlying an Award of Shares and Restricted Share Units will reduce the number of ordinary shares available for issuance under the Plan by one share.

If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our Plan, the number of shares covered by awards then outstanding under our Plan, the limitations on awards under our Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan will have a term of ten (10) years and no further awards may be granted under the Plan after that date.

Awards Available for Grant.    Our Compensation Committee may grant awards of Shares, Restricted Share Units, Options, Share Appreciation Rights, Dividend Equivalents, other Share-based awards, or any combination of the foregoing.

Share Awards.    Our board of directors shall have full power and authority, exercisable in its sole discretion, to grant share awards either as vested or unvested ordinary shares, through direct and immediate issuances. Each share award shall be evidenced by an award agreement in the form approved by the board of directors. Unless our board of directors determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested share awards is forfeited.

Restricted Share Unit Awards.    Our board of directors shall have the full power and authority, exercisable in its sole discretion, to grant Restricted Share Unit Awards evidenced by an award agreement in the form approved by the board of directors. Unless our board of directors determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited.

Options.    The board of directors shall have full power and authority, exercisable in its sole discretion, to grant Options evidenced by an award agreement in the form approved by the board of directors. The term of each Option shall be stated in the award agreement, provided that the term shall be no more than 10 years from the date of grant. Options granted shall be vested annually over a span of four years, unless otherwise stated in the award agreement.

Share Appreciation Rights.    The board of directors may grant share appreciation rights to Participants. The base price of a share appreciate right shall be determined by the board of directors and set forth in the applicable award agreement, provided that it is no less than 100% of the fair market value of an ordinary share of the Company on the date of grant. The terms and conditions of Share Appreciation Rights shall be evidence by an award agreement approved by the board of directors.

Transferability.    Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than (i) by instrument to an inter vivos or testamentary trust in which the award is to be passed to beneficiaries upon the death of the trustor (settlor) or (ii) to a family member of the Participant through a gift or domestic relations order.

Change in Control.    Except to the extent otherwise provided in an Award agreement or as determined by the board of directors in its sole discretion, in the event of a change in control, any award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a change of control shall, unless otherwise determined by the board of directors, apply to any payment or other right a Participant may be entitled to under the Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s ordinary shares with respect to the change of control, but only to extent permitted by applicable law.

The ordinary shares underlying this Plan as of November 5, 2021, had an aggregate market value of $5.54 million on the Nasdaq.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. This discussion is not intended to be specific income tax advice on which we or any participant will rely.

Options.    There are a number of requirements that must be met for a particular option to be treated as a qualified option. One such requirement is that ordinary shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified share option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified share option. Upon the exercise of a non-qualified share option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Tax Withholding.    Ordinary income recognized on vesting of restricted shares, and settlement of restricted share units is subject to income and employment tax wage withholding, unless the participant is a non-employee director or consultant. The board of directors may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by payment in cash, withholding from the participant’s other compensation, electing to have shares withheld, and/or delivering to us already-owned shares of our ordinary shares.

Share Awards.    The federal income tax consequences of share awards will depend upon the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if shares are granted subject to a “substantial risk of forfeiture” (for example, conditioned upon the future performance of substantial services by the participant) and are nontransferable, a participant will not be subject to tax upon the grant of an award of shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an share award becomes transferable or is no longer subject to a “substantial risk of forfeiture”, the participant will recognize taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will recognize taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Restricted Share Unit Awards.    A participant will not be subject to tax upon the grant of a restricted share unit award. Rather, upon the delivery of shares or cash pursuant to a restricted share unit award, the participant will have ordinary income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Appreciation in value of the shares after the settlement date will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements. The company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Share Appreciation Rights (SARs).    In general, no income will be recognized by a participant upon grant of a SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Section 409A.    A participant receiving an award that is subject to, but fails to comply with, the deferred compensation requirements of Section 409A of the Code (“Section 409A”) may be subject to a penalty tax of 20% of the income from such award plus interest charges, in addition to ordinary income tax. Failure to comply with Section 409A also may result in an acceleration of the timing of income taxation of such awards. Awards granted under the 2020 Plan are intended to be exempt from or to comply with the rules of Section 409A.

Section 162(m) Limitation.    In general, Section 162(m) of the Code and the regulations thereunder deny a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and other officers. The Plan is intended to satisfy an exception with respect to grants of options to covered employees. Prior to the enactment of the Tax Cuts and Jobs Act, certain compensation was exempt from this $1 million limitation on deductibility if such compensation qualified as “performance-based compensation.” However, effective for tax years commencing after December 31, 2017, the performance-based compensation exemption was eliminated and the limitation on deductibility was expanded to include all named executive officers. As a result, the Company’s tax deductions for grants under the 2020 Plan may be limited or eliminated as a result of the application of Section 162(m) of the Code.

Vote Required

Proposal No. 3 (the approval of the Company’s 2021 Equity Incentive Plan) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the Plan.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification and approval of the Plan as described in this Proposal No. 3.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals for 2021 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2021 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, Attention: Raymond Z. Wang, Chief Executive Officer, no later than November 5, 2021.

Notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 for the 2021 Annual Meeting of Shareholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s annual meeting.

If we are not notified of a shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2021 annual meeting, then our Board will have discretionary authority to vote on the shareholder proposal, even though the shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a shareholder proposal was received by us, it is suggested that shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to Greenland Technologies Holding Corporation, 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, Attention: Raymond Z. Wang, Chief Executive Officer. Notwithstanding, the foregoing shall not affect any rights of shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any shareholder a right to have any nominee included in our proxy statement.

Director Attendance

The board of directors held one meeting in 2020. Each director standing for election in 2021 is expected to attend the annual meeting of shareholders telephonically, absent cause. All of our directors attended the annual meeting last year, in person or telephonically.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Broadridge Investor Communication Solutions, Inc. has been engaged to assist in the proxy solicitation. We and Broadridge Investor Communication Solutions, Inc. entered into an engagement agreement with customary terms and conditions, which provides that the proxy solicitation agent will be paid a base fee of $14,495 subject to additional fees and out-of-pocket expenses. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding shares in their names for others, or holding shares for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2020. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact Broadridge Investor Communication Solutions, Inc., or by forwarding a written request addressed to Broadridge Investor Communication Solutions, Inc., 1 State St, 30th Floor, New York, NY 10004. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting Broadridge Investor Communication Solutions, Inc., 5 Dakota Drive, Suite 300, Lake Success, NY 11042, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, In the future or (ii) request delivery of a single copy of annual reports to shareholders and proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own ordinary shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2020 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Raymond Z. Wang, our Chief Executive Officer, at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, or by telephone on 1(888) 827-4832.

Annex A

GREENLAND TECHNOLOGIES HOLDING CORPORATION

2021 SHARE INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this 2021 Share Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. The Company intends to use this Plan to grant new Awards to eligible Employees and Consultants from time to time, subject to and in accordance with the terms and conditions described herein.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, a Committee or any delegate of the Board or a Committee, in any case acting in its capacity as administrator of the Plan, as described in Section 5.

(b) “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, any Share Exchange rules or regulations, and the applicable laws, rules or regulations of any jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(c) “Award” means any of the following awards authorized for issuance or grant under the Plan: Options, share appreciation rights, Share awards, restricted share units, dividend equivalents or other Share-based awards.

(d) “Award Agreement” means a written document (which may be in electronic form), the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Award granted under the Plan and includes any documents attached to or incorporated into such Award Agreement, including, but not limited to, a notice of grant, purchase agreement, or exercise notice, as applicable.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) any material breach by Participant of any material written agreement between Participant and any of the Company, its Parent or Subsidiary, as the case may be, and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with material written policies or rules of the Company, its Parent or Subsidiary, as the case may be, as they may be in effect from time to time; (iii) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or chief executive officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (v) Participant’s commission of or participation in an act of fraud against the Company, its Parent or Subsidiary; (vi) Participant’s intentional material damage to the Company’s business, property or reputation; (vii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company, its Parent or Subsidiary, or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company, its Parent or Subsidiary; or (viii) any breach by Participant of any non-disclosure undertakings/agreements or non-competition undertakings/agreements between Participant and the Company, its Parent or Subsidiary. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or disability. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment, consulting or other service relationship at any time, and the term “Company” will be interpreted to include any Parent or Subsidiary, or any successor thereto, if appropriate.

Annex A-1

(g) “Change of Control” means (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) any of the following transactions, provided, however, that the Administrator shall determine under (iii) and (iv) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) an amalgamation, arrangement or consolidation or scheme of arrangement (A) in which the Company is not the surviving entity, and (B) following which the holders of the voting securities of the Company do not continue to hold more than 50% of the combined voting power of the voting securities of the surviving entity;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period (“Incumbent Directors”) or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director;

(iv) any reverse takeover or series of related transactions culminating in a reverse takeover (including, but not limited to, a tender offer followed by a reverse takeover) in which the Company is the surviving entity but (A) the Company’s equity securities outstanding immediately prior to such takeover are converted or exchanged by virtue of the takeover into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such takeover or the initial transaction culminating in such takeover, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Change of Control; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Change of Control.

(h) “Code” means the United States Internal Revenue Code of 1986, as amended.

(i) “Committee” means one or more committees of the Board consisting of two or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee of the Board) appointed by the Board to administer the Plan in accordance with Section 5 below.

(j) “Company” means Greenland Technologies Holding Corporation, a company incorporated under the laws of the British Virgin Islands, and any successor company to all or substantially all of the assets or voting shares of Greenland Technologies Holding Corporation.

(k) “Consultant” means any individual consultant or advisor who renders services to the Company, or any Parent or Subsidiary and is compensated for such services, and any director of the Board, or the board of directors of any Parent or Subsidiary whether compensated for such services or not.

(l) “Continuous Service Status” means the following:

(i) Continuous Service Status shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other definition of Continuous Service Status in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Continuous Service Status means the absence of any interruption or termination of service as an Employee or Consultant. For purposes of this particular definition of Continuous Service Status, a Participant shall be deemed to cease Continuous Service Status immediately upon the occurrence of either of the following events: (A) the Participant no longer performs services as

Annex A-2

an Employee or Consultant for the Company or any Parent or Subsidiary or (B) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (A) Company approved sick leave; (B) military leave; or (C) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Share Option and such leave exceeds 3 months then, for purposes of Incentive Share Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Share Option shall thereafter automatically become a Nonstatutory Share Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Except to the extent otherwise required by Applicable Law or expressly authorized by the Administrator or by the Company’s written policy on leaves of absence, a Participant shall not be deemed to be in Continuous Service Status for vesting purposes for any period the Participant is on a leave of absence. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents or Subsidiaries, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

(m) “Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a person, directly or indirectly, or by effective control whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than 50% of the votes entitled to be cast at a meeting of the members or shareholders of such person or power to control the composition of the board of directors of such person; the terms “Controlled” and “Controlling” have the meaning correlative to the foregoing.

(n) “Director” means a member of the Board.

(o) “Disability” means (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) that the Participant qualifies to receive long-term disability payments under the Participant’s employer’s long-term disability insurance program, as it may be amended from time to time, regardless of whether the Participant is covered by such policy. If the Participant’s employer does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the foregoing, with respect to any Incentive Share Option, “Disability” shall mean “disability” within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company, or any Parent or Subsidiary, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of Applicable Laws. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent or Subsidiary.

(q) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (i) the closing per Share sales price of the Shares (A) as reported for such date by the stock exchange on which the Shares are listed or (B) if the Shares (or other securities representing the Shares) are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Administrator.

(s) “Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

Annex A-3

(t) “Incentive Share Option” means an Option intended to, and which does, in fact, qualify as an incentive share option within the meaning of Section 422 of the Code.

(u) “Nonstatutory Share Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Share Option.

(v) “Option” means a share option granted pursuant to the Plan.

(w) “Optioned Shares” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(x) “Optionee” means an Employee or Consultant who receives an Option.

(y) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(z) “Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.

(aa) “Plan” means this 2021 Share Incentive Plan.

(bb) “Plan Effective Date” has the meaning set forth in Section 7.

(cc) “PRC” means People’s Republic of China, excluding, for the purposes of this Plan, the Award Agreement and any Award granted pursuant to this Plan, Hong Kong, the Macau Special Administrative Region and the island of Taiwan.

(dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(ee) “Share” means the Company’s ordinary shares, as may be adjusted in accordance with Section 17 below.

(ff) “Share Exchange” means any share exchange or consolidated share price reporting system on which prices for the Shares are quoted at any given time.

(gg) “Subsidiary” means any corporation or other entity (i) of which a majority of the outstanding voting shares or voting power is owned or directed directly or indirectly by the Company, or (ii) that is Controlled by or under common Control with the Company. Notwithstanding the foregoing, with respect to any Incentive Share Option, “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(hh) “Ten Percent Holder” means a person who owns shares (as determined under Code Section 424(d)) representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

(ii) “Withholding Taxes” shall mean the applicable federal, state, local and foreign income and employment withholding taxes and other payments to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

3. Awards. Awards under the Plan may consist of (i) Options, (ii) share appreciation rights, (iii) share awards, (iv) restricted share units, (iv) dividend equivalents and (v) other share-based awards.

4. Shares Subject to the Plan.

(a) Subject to the provisions of Section 17 below, the maximum aggregate number of Shares that may be issued under the Plan is 1,000,000. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares (subject to Applicable Laws), including Shares repurchased by the Company on the open market.

Annex A-4

(b) The number of Shares available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning on the first trading day in January 2022, by an amount equal to 3.5% of the total number of Shares outstanding as measured as of the last trading day in the immediately preceding calendar year.

(c) If an Award should expire, terminate, be forfeited or cancelled or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to Section 14, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares that are retained by the Company, and any Shares tendered by the Participant, in either case, upon exercise of an Award in order to satisfy the exercise or purchase price for such Award, and Shares withheld by the Company or tendered by the Participant in payment of the withholding taxes relating to an Award, shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan. Upon the exercise of any share appreciation right under the Plan, the number of Shares available for issuance under the Plan shall be reduced only by the net number of Shares actually issued by the Company upon such exercise.

(d) Notwithstanding the foregoing, subject to the provisions of Section 17 below, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Share Options shall be the number set forth in the first sentence of Section 4(a) plus, to the extent allowable under Section 422 of the Code and the United States Treasury Regulations promulgated thereunder, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 4. Such share limitation shall automatically be increased pursuant to the provisions of subsection (b) above.

(e) Outstanding Awards granted pursuant to the Plan shall in no way effect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(f) Substitute Awards (as defined below) shall not reduce the Shares authorized for issuance under the Plan, nor shall Shares subject to a terminated, cancelled or forfeited Substitute Award be added to the Shares available for issuance under the Plan as provided above. Additionally, in the event that a company acquired by the Company or any Subsidiary (or Parent) or with which the Company or any Subsidiary (or Parent) combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan (and Shares subject to such Awards shall not be added to the Shares available for issuance under the Plan as provided above), provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Consultants prior to such acquisition or combination. For purposes of this section, “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary (or Parent) or with which the Company or any Subsidiary (or Parent) combines.

5. Administration of the Plan.

(a) General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board in accordance with Applicable Laws. The Plan may be administered by different Committees (that may be different administrative bodies) with respect to different classes of Participants, as determined by the Board and as may be required by Applicable Laws. If permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board. The Board may, at any time, terminate the functions of any Committee or officer under the Plan and resume all powers and authority previously delegated to such Committee or officer. Decisions of the Administrator shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

Annex A-5

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 5, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3, to the extent permitted or required by such provision.

(c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:

(i) to determine the Fair Market Value in accordance with the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Awards may from time to time be granted and the time or times when those Awards are to be made;

(iii) to determine the number of Shares to be covered by each Award;

(iv) to approve the form(s) of agreement(s) and other related documents used under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, the maximum term for which an Award is to remain outstanding, the cash consideration (if any) payable for the Shares under an Award, the form (cash or Shares) in which the Award is to be settled, the status of a granted Option as either an Incentive Share Option or Nonstatutory Share Option, and any restriction or limitation regarding any Award, or Optioned Shares;

(vi) to amend any outstanding Award or agreement related to any Optioned Shares or Award, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;

(vii) subject to Applicable Laws, to implement a repricing program, as set forth in Section 14, and establish the terms and conditions of such program without consent of the holders of capital shares of the Company, provided that no amendment or adjustment to an Option or SAR that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

(viii) to approve addenda pursuant to Section 24 below or to grant Awards to, or to modify the terms of, any outstanding Award Agreement or any agreement related to any Optioned Shares or Award held by Participants who are foreign nationals or employed outside of the PRC with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences;

(ix) implement any procedures, steps, additional or different requirements as may be necessary to comply with any laws of the PRC or any other country that may be applicable to the Plan, any Award or any related documents, including but not limited to foreign exchange laws, tax laws and securities laws of the PRC or any other applicable country; and

(x) to construe and interpret the terms of the Plan, any Award Agreement, and any agreement related to any Optioned Shares or Awards, which constructions, interpretations and decisions shall be final and binding on all Participants.

(d) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), and of the Board, and any delegate of the Board or a Committee, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved

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by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Memorandum and Articles of Association, as amended from time to time, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

6. Eligibility.

(a) Recipients of Grants. Employees and Consultants are eligible to participate in the Plan.

(b) No Employment or Service Rights. Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment, consulting or other service relationship with the Company (any Parent or Subsidiary), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s or Subsidiary’s) right to terminate his or her employment, consulting or other service relationship at any time, with or without Cause.

7. Term of Plan. The Plan became effective upon the approval of the shareholders (the “Plan Effective Date”) and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 21 below. All Awards outstanding at the time of the termination of the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing those Awards.

8. Options.

(a) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant Options evidenced by an Award Agreement in the form approved by the Administrator.

(b) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Share Option or a Nonstatutory Share Option. Nonstatutory Share Options may be granted to Employees and Consultants. Incentive Share Options may be granted only to Employees.

(c) Term of Option. The term of each Option shall be the term stated in the Award Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(d) Vesting Schedule. Unless otherwise stated in the Award Agreement, 25% of the Options granted to each Optionee shall be vest at each anniversary following the date of grant, subject to the Optionee’s Continuous Service with the Company through the applicable vesting date.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be subject to the following:

(1) In the case of an Incentive Share Option, the per Share exercise price shall be the Fair Market Value on the date of grant;

(2) Except as provided in subsection (3) below, in the case of a Nonstatutory Share Option the per Share exercise price shall be such price as is determined by the Administrator, and may be a fixed or variable price, provided that, if the per Share exercise price is or could be less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, and provided further that the per Share exercise price of an Option granted to a U.S. taxpayer shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option; and

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

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(ii) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Share Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of any of the following forms of consideration, to the extent permitted under, and in accordance with, Applicable Laws:

(1) cash or check denominated in U.S. dollars, Chinese Renminbi or any other local currency;

(2) other previously owned Shares (whether delivered in the form of actual share certificates or through attestation of ownership) that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that such Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance;

(3) Shares otherwise issuable under the Option but withheld by the Company in satisfaction of the exercise price, with such withheld Shares to be valued at Fair Market Value on the exercise date;

(4) to the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (A) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (B) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm on such settlement date in order to complete the sale.

(5) such other consideration and method of payment permitted under Applicable Laws; or

(6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(f) Exercise of Option.

(i) General.

(1) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Award Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent or Subsidiary, and/or the Optionee. Notwithstanding the foregoing, unless otherwise stated in the Award Agreement, any Option granted hereunder shall vest in accordance with the vesting schedule as stated in the Plan.

(2) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable. Further, the Administrator may impose on any Optionee, or all Optionees, reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator.

(3) Procedures for and Results of Exercise. Unless otherwise set forth in the Award Agreement, an Option shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 16 below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(ii) Termination of Continuous Service Status. The Administrator shall establish and set forth in the applicable Award Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status. During the applicable post-Continuous Service Status exercise period (as set forth in the Award Agreement), the Option may not be exercised for more than the number of vested Optioned Shares for which the Option is at the time exercisable. No additional Optioned Shares shall vest under the Option following the Optionee’s cessation of Continuous Service Status except to the extent (if any) specifically authorized by the Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any Optioned Shares for which the Option has not been exercised. Notwithstanding the foregoing, the Administrator shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to: (A) extend the period of time for which the Option is to remain exercisable following the Optionee’s cessation of Continuous Service Status from the limited exercise period otherwise in effect for that Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option term; and/or (B) permit the Option to be exercised, during the applicable post-Continuous Service Status exercise period, not only with respect to the number of vested Optioned Shares for which such Option is exercisable at the time of the Optionee’s cessation of Continuous Service Status but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Continuous Service Status.

(iii) Option Exercise by PRC Participants. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants that are PRC citizens or resident in PRC in order to comply with applicable PRC foreign exchange and tax regulations and any other applicable PRC laws and regulations.

(f) ISO $100,000 Limitation. Notwithstanding any designation under Section 8(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which one or more options designated as incentive share options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess portion of the options shall be treated as nonstatutory share options. For purposes of this Section 8(f), incentive share options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive share option shall be determined as of the date of the grant of such option.

9. Share Appreciation Rights. A share appreciation right or “SAR” is a right to receive a payment, in cash and/or Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the “base price” of the Award, which base price shall be determined by the Administrator and set forth in the applicable Award Agreement; provided, however, that the base price of a SAR granted to a U.S. taxpayer shall not be less than 100% of the fair market value of an Share on the date of grant of the SAR. The maximum term of a SAR shall be 10 years. The terms and conditions of a SAR shall be evidence by an Award Agreement in the form approved by the Administrator.

10. Share Awards.

(a) Share Awards. A share award is an award of Shares issued for such cash or other valid consideration as determined by the Administrator.

(b) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant share awards either as vested or unvested Shares, through direct and immediate issuances. Each share award shall be evidenced by an Award Agreement in the form approved by the Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(c) Consideration. Shares may be issued under a share award for any of the following items of consideration, which the Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Company;

(ii) past services rendered to the Company (or any Parent or Subsidiary); or

(iii) any other valid consideration, as determined in accordance with Applicable Laws.

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(d) Vesting Provisions.

(i) Share awards may, in the discretion of the Administrator, be fully and immediately vested upon issuance as a bonus for service rendered or may vest in one or more installments over the Participant’s period of Continuous Service Status and/or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any share award shall be determined by the Administrator and incorporated into the Award Agreement.

(ii) The Administrator shall also have the discretionary authority to structure one or more share awards so that the Shares subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more performance goals and measured over the performance period specified by the Administrator at the time of the grant of the Award.

(iii) Should the Participant cease to remain in Continuous Service Status while holding one or more unvested Shares issued under a share award or should the performance objectives not be attained with respect to one or more such unvested Shares, then those Shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further shareholder rights with respect to those Shares. To the extent the surrendered Shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered Shares or (ii) the Fair Market Value of those Shares at the time of cancellation.

(iv) The Administrator may in its discretion waive the surrender and cancellation of one or more unvested Shares which would otherwise occur upon the cessation of the Participant’s Continuous Service Status or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the Shares as to which the waiver applies.

11. Restricted Share Units.

(a) RSUs. A restricted share unit or “RSU” is a right to receive a Share (or an amount based on the value of the Share) upon vesting or upon the expiration of a designated time period following the vesting of the Award.

(b) Authority. The Administrator shall have the full power and authority, exercisable in its sole discretion, to grant RSUs evidenced by an Award Agreement in the form approved by the Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(c) Terms. Each RSU Award shall entitle the Participant to receive the Shares underlying that Award (or an amount based on the value of the Shares) upon vesting or upon the expiration of a designated time period following the vesting of those Awards. Payment of Shares underlying a RSU Award (or any amount based on the value of the Shares) may be deferred for a period specified by the Administrator at the time the RSU is initially granted or (to the extent permitted by the Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Applicable Laws (including Code Section 409A). RSUs subject to performance vesting may also be structured so that the underlying Shares are convertible into Shares (or a payment based on the value of the Shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

(d) Vesting Provisions.

(i) RSUs may, in the discretion of the Administrator, vest in one or more installments over the Participant’s period of Continuous Service Status or upon the attainment of specified performance objectives.

(ii) The Administrator shall also have the discretionary authority to structure one or more RSU Awards so that the Shares subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more performance goals and measured over the performance period specified by the Administrator at the time of the grant of the Award.

(iii) Outstanding RSUs shall automatically terminate without any payment if the designated performance goals or Continuous Service Status requirements established for those Awards are not attained or satisfied. The Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of RSUs as to which the designated performance goals or Continuous Service Status requirements have not been attained or satisfied.

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(iv) Payment. RSUs that vest may be settled in (i) cash, (ii) Shares valued at Fair Market Value on the payment date or (iii) a combination of cash and Shares, as determined by the Administrator in its sole discretion.

12. Dividend Equivalents.

(a) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant dividend equivalent rights evidenced by an Award Agreement in the form approved by the Administrator, provided however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(b) Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan, except dividend equivalent rights shall not be granted in connection with an Option, share appreciation right or cash incentive award. The term of each dividend equivalent right award shall be established by the Administrator at the time of grant, but no such award shall have a term in excess of 10 years.

(c) Entitlement. Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than Shares), which is made per issued and outstanding Share during the term the dividend equivalent right remains outstanding. A special account on the books of the Company shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding Share during the term of that dividend equivalent right remains outstanding.

(d) Timing of Payment. Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or may be subject to vesting and become payable to the same extent as the Shares subject to the Award, subject to the requirements of Applicable Laws (including Code Section 409A).

(e) Form of Payment. Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) Shares or (iii) a combination of cash and Shares, as determined by the Administrator in its sole discretion and set forth in the Award Agreement. If payment is to be made in the form of Shares, the number of Shares into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per Share on the date of conversion, a prior date or an average of the Fair Market Value per Share over a designated period, as determined by the Administrator in its sole discretion.

13. Other Share-Based Awards. The other types of awards that may be granted under this Plan include: (a) phantom shares or similar rights to purchase or acquire Shares, whether at a fixed or variable price or ratio related to the Shares, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Shares and/or returns thereon; or (c) cash awards.

14. Repricing Programs. The Administrator shall have the discretionary authority to (i) implement cancellation/regrant programs pursuant to which outstanding Options or SARs under the Plan are cancelled and new Options or SARs are granted in replacement with a lower exercise or base price per Share, (ii) cancel outstanding Options or SARs under the Plan with exercise or base prices per Share in excess of the then current Fair Market Value per Share for consideration payable in cash, other Awards, or in equity securities of the Company (except in the event of a Change of Control) or (iii) reduce the exercise or base price in effect for outstanding Options or SARs under the Plan, in any case without shareholder approval.

15. Rights as Holder of Capital Share. A Participant shall not have any of the rights of a shareholder with respect to Shares covered by an Award until the Participant becomes the holder of record of such Shares. However, a Participant may be granted the right to receive dividend equivalents under Section 12 with respect to one or more outstanding Awards.

16. Taxes.

(a) As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable tax, withholding, and any other required deductions or payments that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

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(b) The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to use Shares in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the issuance, exercise, vesting or settlement of those Awards or the issuance of Shares thereunder. Such right may be provided to any such individual in either or both of the following formats:

(i) Share Withholding: The election to have the Company withhold, from the Shares otherwise issuable upon the issuance, exercise, vesting or settlement of such Award or the issuance of Shares thereunder, a portion of those Shares with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes based on the minimum required tax withholding rate for the Participant, or such other rate as determined by the Administrator.

(ii) Share Delivery: The election to deliver to the Company, at the time of the issuance, exercise, vesting or settlement of such Award, one or more Shares previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by the individual.

Shares withheld or delivered under this subsection (b) shall be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance, as determined by the Administrator. Any payment of Withholding Taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the United States Securities and Exchange Commission.

17. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital shares of the Company, should any change be made to the Shares by reason of any share split, reverse share split, share dividend, combination, consolidation, reclassification of the Shares, subdivision of the Shares, increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make equitable adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other shares or securities: (x) available for future Awards under Section 4 above (including as Incentive Share Options) and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award. Any such adjustment by the Administrator under this Section 17(a) shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 17(a) or an adjustment pursuant to this Section 17(a), a Participant’s Award Agreement or agreement related to any Optioned Shares or Award covers additional or different shares or securities, then such additional or different shares, and the Award Agreement or agreement related to the Optioned Shares or Award in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award or Optioned Shares prior to such adjustment.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Change of Control. In the event of a Change of Control, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Change of Control: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the

Annex A-12

cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Change of Control over (2) the exercise price or purchase price paid or to be paid for the Shares subject to the Awards; or (E) the cancellation of any outstanding Award for no consideration. Notwithstanding anything herein, under this Plan, any Award Agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a Change of Control shall, unless otherwise determined by the Administrator, apply to any payment or other right a Participant may be entitled to under this Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s Shares with respect to the Change of Control, but only to extent permitted by Applicable Law, including (without limitation), Section 409A of the Code.

18. Non-Transferability of Awards.

(a) General. Except as set forth in this Section 18, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 18.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 18, the Administrator may in its sole discretion provide that any Award (other than an Incentive Share Option) may be transferred (i) by instrument to an inter vivos or testamentary trust in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor) or (ii) to a Family Member through a gift or domestic relations order.

(c) Beneficiaries. If permitted by the Company, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. Except as otherwise provided in an Award Agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.

19. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator completes the action authorizing the grant of the Award to a Participant or such other later date as is determined by the Administrator.

20. Recoupment. Participants shall be subject to any clawback, recoupment or other similar policy required by law or regulations or adopted by the Board as in effect from time to time and Awards and any cash, Shares or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect from time to time.

21. Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital shares with respect to any Plan amendment in such a manner and to such a degree as required.

22. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, including without limitation all applicable securities laws and all applicable listing requirements of any Share Exchange on which the Shares are then listed for trading, with such compliance determined by the Company in consultation with its legal counsel.

23. Approval of Holders of Capital Shares. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital shares of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under Applicable Laws.

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24. Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

25. Foreign Currency. A Participant may be required to provide evidence that any currency used to pay the exercise or purchase price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. In the event the Company permits payment of the exercise or purchase price for an Award in currency other than as provided by the applicable Award Agreement, the amount payable will be determined by conversion from the currency provided by the applicable Award Agreement to the other currency based on the exchange rate selected by the Company, in its sole discretion, on the date of exercise. Notwithstanding anything stated herein, the Company shall not be responsible for any fluctuation in applicable exchange rates, or by the selection of any exchange rate, that in either case may affect the value of the Award or any taxes or other amounts related thereto.

Annex A-14

Annex B

Greenland technologies holding, corp. 50milstone road building road building 400, suite 130 east Windsor, nl 08512 vote by internet www.proxyvote.com use the internal to transit your voting instructions and for electronic delivery of information, vote by 11:59 P.M ET on 12/19/2021. Have your proxy card in hand when you access the web site and follow the instructions Id obtain your records and to create and to create an electronic voting instruction form during the meeting go to www.virtualshareholdermeeting.com/GTEC2021 you may attend the meeting via the internet and vote during the meeting have the information that is printed in the box marked by the arrow available and follow the instruction. Vote by phone-1-800-690-6903 use any touch – tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/19/2021. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing c/o Broadridge, 51 Mercedes way. Edgewood, Ny 11717 TO VOTE. MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of directors recommends you vote FOR the following: Election of Directors Nominees 1A Peter Zuguang Wang 1B Frank Shen For Against Abstain The Board of directors recommends you vote FOR proposals 2 and 3. 1. To ratify the appointment of WWC Professional Corporation (WWC) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 2. To authorize and approve the Company’s 2021 Equity Incentive Plan. For Against Abstain Note : To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000522999_1 R1.0.0.177

Annex B-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com GREENLAND TECHNOLOGIES HOLDING, CORP. Annual Meeting of Shareholders December 20, 2021 9.30 AM EST This proxy is solicited by the Board of Directors The undersigned hereby appoints Peter Zuguang Wang and Jing Jin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the ordinary shares of Greenland Technologies Holding, Corp. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/GTEC2021, at 9:30 AM EST, on December 20, 2021 or any adjournment thereof, with all powers which the undersigned would posses if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THSE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side 000522999_2 R1.0.0.177

Annex B-2